EXHIBIT 99.1

For Immediate Release
Contact: Bill Davis
Perficient, Inc.
314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS SECOND QUARTER 2011 RESULTS

~ Revenues and Non-GAAP Earnings Exceed Consensus Estimate; Company Delivers Record Revenue Quarter and Raises Full-Year Revenue Guidance ~

Saint Louis – August 4, 2011 – Perficient, Inc. (NASDAQ: PRFT), a leading information technology consulting firm serving Global 2000 and other large enterprise customers throughout North America, today reported financial results for the quarter ended June 30, 2011.

Financial Highlights

For the second quarter ended June 30, 2011:

▪	Revenues increased 18% to $65.6 million from $55.5 million for the second quarter 2010;
▪	Services revenue increased 24% to $59.2 million from $47.9 million for the second quarter 2010;
▪	Non-GAAP earnings per share results (see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.21 from $0.15 for the second quarter 2010;
▪	Earnings per share results on a fully diluted basis increased to $0.10 for the second quarter 2011 from $0.07 for the second quarter 2010;
▪	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased 45% to $10.3 million for the second quarter 2011 from $7.1 million for the second quarter 2010;
▪	Net income increased 35% to $2.8 million for the second quarter 2011 compared to $2.1 million for the second quarter 2010;
▪
The Company had $12.5 million in cash and cash equivalents as of June 30, 2011 after repurchasing 305,000 shares of its stock at a cost of $3.4 million during the quarter and using $6.5 million for the cash portion of the purchase price for the acquisition of Exervio Consulting, Inc.; and

▪	Since the stock repurchase program’s inception in 2008, the Company has repurchased 6.6 million shares at a cost of $48.0 million.

“Perficient delivered a second quarter that represents an all-time revenue high and we’re pleased to be able to provide Q3 guidance representing material sequential growth,” said Jeffrey Davis, Perficient’s chief executive officer and president. “Our performance to date, coupled with our momentum heading into the second half of 2011, enables us to raise our full-year revenue guidance range as well as the lower end of our full-year earnings guidance.”

“Q2 earnings were driven primarily by strong revenue growth and improved gross margins,” said Paul Martin, Perficient’s chief financial officer.  “Perficient remains well-positioned to continue to aggressively invest in growing the business.”

Other Highlights

Among other recent achievements, Perficient:

-- Added new customer relationships and follow-up projects with leading companies including:  Abercrombie & Fitch, Basics Office Products, Best Buy, Blue Cross Blue Shield Florida, Caterpillar, Cricket Communications, Covance,  Janus, Kaiser Permanente, Lexmark, Medseek, Nieman Marcus, Pennsylvania Power and Light, Texas Health Resources,Tufts Health Plan, Vertis, and many more;

-- Opened a new and expanded facility in Hangzhou, China, to accommodate growth at its CMMI level-5 certified Global Development Center; and

-- Completed the acquisition of JCB Partners, LLC on July 1, 2011, a $15 million annual revenue business and technology consulting firm focused on enterprise performance management, analytics and business intelligence solutions.

Business Outlook and Full Year Guidance Update
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially.

The company expects its third quarter 2011 services and software revenue, including reimbursed expenses, to be in the range of $66.3 million to $70.7 million, comprised of $64.3 million to $67.7 million of revenue from services including reimbursed expenses and $2.0 million to $3.0 million of revenue from sales of software. The midpoint of third quarter 2011 guidance represents growth of  26% over third quarter 2010 revenue.

The company is raising its full year 2011 revenue guidance to a range of $255 million to $270 million from the previously provided range of $245 million to $265 million.

The company is raising its full year Non-GAAP earnings per share guidance to a range of $0.76 to $0.83 from the previously provided range of $0.73 to $0.83.

Conference Call Details
Perficient will host a conference call regarding second quarter 2011 financial results today at 10:00 a.m. Eastern.

WHAT: Perficient Second Quarter 2011 Results
WHEN: Thursday, August 4th, 2011, at 10:00 a.m. Eastern
CONFERENCE CALL NUMBERS: 866-383-8003 (U.S. and Canada) 617-597-5330 (International)
PARTICIPANT PASSCODE: 98820673
REPLAY TIMES: Thursday, August 4th, 2011, at 1:00 p.m. Eastern, through Thursday, August 11th, 2011
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 92896426

About Perficient
Perficient is a leading information technology consulting firm serving Global 2000 and enterprise customers throughout North America. Perficient’s professionals serve clients from a network of offices across North America and three offshore locations, in Eastern Europe, India, and China. Perficient helps clients use Internet-based technologies to improve productivity and competitiveness, strengthen relationships with customers, suppliers and partners, and reduce information technology costs. Perficient, traded on the Nasdaq Global Select Market(SM), is a member of the Russell 2000® index and the S&P SmallCap 600 index. Perficient is an award-winning “Premier Level” IBM business partner, a TeamTIBCO partner, a Microsoft National Systems Integrator and Gold Certified Partner, a Documentum Select Services Team Partner, and an Oracle Certified Partner. For more information, please visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2011.  Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The “forward-looking” information is based on management’s current intent, belief, expectations, estimates, and projections regarding our company and our industry.  You should be aware that those statements only reflect our predictions.  Actual events or results may differ substantially.  Important factors that could cause our actual results to be materially different from the forward-looking statements are disclosed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2010 and our quarterly reports on Form 10-Q for the quarters ended March 31, 2011 and June

30, 2011.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.  This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying tables entitled “Reconciliation of GAAP to Non-GAAP Measures.”

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Revenues
Services	$59,215	$47,931	$109,425	$90,592
Software and hardware	3,374	5,152	6,750	9,225
Reimbursable expenses	2,998	2,377	5,657	4,558
Total revenues	65,587	55,460	121,832	104,375

Cost of revenues
Project personnel costs	36,213	29,623	68,650	57,363
Software and hardware costs	2,985	4,526	5,798	8,207
Reimbursable expenses	2,998	2,377	5,657	4,558
Other project related expenses	1,648	1,448	3,134	2,712
Stock compensation	521	534	1,082	1,164
Total cost of revenues	44,365	38,508	84,321	74,004

Gross margin	21,222	16,952	37,511	30,371

Selling, general and administrative	11,455	10,398	21,203	18,913
Stock compensation	1,767	2,047	3,283	3,914
	8,000	4,507	13,025	7,544

Depreciation	398	195	723	342
Amortization	1,536	1,072	2,679	2,014
Acquisition costs	727	-	1,230	406
Adjustment to fair value of contingent consideration	458	(30)	518	(30)
Income from operations	4,881	3,270	7,875	4,812

Net interest income	31	41	68	70
Net other expense	(24)	(8)	(19)	(4)
Income before income taxes	4,888	3,303	7,924	4,878
Provision for income taxes	2,121	1,252	3,364	1,959
Net income	$2,767	$2,051	$4,560	$2,919

Basic net income per share	$0.10	$0.08	$0.16	$0.11

Diluted net income per share	$0.10	$0.07	$0.16	$0.10

Shares used in computing basic
net income per share	27,852	27,183	27,647	27,101
Shares used in computing diluted
net income per share	29,002	28,736	28,821	28,609

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	June 30,	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$12,494	$12,707
Short-term investments	-	11,301
Total cash, cash equivalents and short-term investments	12,494	24,008
Accounts receivable, net	58,308	48,496
Prepaid expenses	1,388	1,270
Other current assets	4,891	2,584
Total current assets	77,081	76,358
Long-term investments	-	2,254
Property and equipment, net	3,448	2,355
Goodwill	120,903	115,227
Intangible assets, net	10,659	8,829
Other non-current assets	3,062	2,655
Total assets	$215,153	$207,678

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,289	$6,072
Other current liabilities	22,122	22,654
Total current liabilities	25,411	28,726
Other non-current liabilities	1,948	1,788
Total liabilities	27,359	30,514

Stockholders' equity:
Common stock	35	33
Additional paid-in capital	236,819	224,966
Accumulated other comprehensive loss	(197)	(225)
Treasury stock	(48,018)	(42,205)
Accumulated deficit	(845)	(5,405)
Total stockholders' equity	187,794	177,164
Total liabilities and stockholders' equity	$215,153	$207,678

About Non-GAAP Financial Measures
Perficient, Inc. (“Perficient”) provides non-GAAP measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), net income, and net income per share data as supplemental information regarding Perficient’s business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient’s past financial performance and future results. Perficient’s management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP measures, which management uses, to its investors is useful because it allows investors to evaluate Perficient’s performance using the same methodology and information, which is used by Perficient’s management. Specifically, non-GAAP net income is used by management primarily to review business performance and determine performance based incentive compensation for executives and other employees.  Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, non-GAAP net income, and non-GAAP net income per share. In addition, some items that are excluded from non-GAAP net income and non-GAAP earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient’s business performance in the way that management does. Perficient’s definition may be different from similar non-GAAP measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation.  Perficient excludes this item for the purposes of calculating EBITDAS, non-GAAP net income, and non-GAAP net income per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods.  Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions Perficient has made. Management excludes these items for the purposes of calculating EBITDAS, non-GAAP net income, and non-GAAP net income per share. Perficient believes that eliminating this expense from its non-GAAP measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient’s acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements.  Management excludes these items for the purposes of calculating EBITDAS, non-GAAP net income, and non-GAAP net income per share.  Perficient believes that excluding these expenses from its non-GAAP measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled.  Any changes in fair value are recognized in earnings.  Management excludes these items for the purposes of calculating non-GAAP net income and non-GAAP net income per share.  Perficient believes that excluding these adjustments from its non-GAAP measures is useful to investors because they are related to acquisition events, and are inconsistent in amount and frequency from period to period.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
GAAP Net Income	$2,767	$2,051	$4,560	$2,919
Additions:
Provision for income taxes	2,121	1,252	3,364	1,959
Amortization	1,536	1,072	2,679	2,014
Acquisition costs	727	-	1,230	406
Adjustment to fair value of contingent consideration	458	(30)	518	(30)
Stock compensation	2,288	2,581	4,365	5,078
Non-GAAP Adjusted Net Income Before Tax	9,897	6,926	16,716	12,346
Income tax for non-GAAP items (1)	(3,919)	(2,694)	(6,569)	(4,815)
Non-GAAP Net Income	$5,978	$4,232	$10,147	$7,531

GAAP Net Income Per Share (diluted)	$0.10	$0.07	$0.16	$0.10
Non-GAAP Net Income Per Share (diluted)	$0.21	$0.15	$0.35	$0.26
Shares used in computing GAAP and Non-GAAP Net Income Per Share (diluted)	29,002	28,736	28,821	28,609

(1) The estimated non-GAAP effective tax rate of 39.6% and 38.9% for the three months ended June 30, 2011 and 2010, respectively, and 39.3% and 39.0% for the six months ended June 30, 2011 and 2010, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
GAAP Net Income	$2,767	$2,051	$4,560	$2,919
Additions:
Provision for income taxes	2,121	1,252	3,364	1,959
Net other expense	24	8	19	4
Net interest income	(31)	(41)	(68)	(70)
Amortization	1,536	1,072	2,679	2,014
Depreciation	398	195	723	342
Acquisition costs	727	-	1,230	406
Adjustment to fair value of contingent consideration	458	(30)	518	(30)
Stock compensation	2,288	2,581	4,365	5,078
EBITDAS (1)	$10,288	$7,088	$17,390	$12,622

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income. EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.